PROMETRIC, INC.


---------------
COMMON STOCK                                                     COMMON STOCK
$.001 PAR VALUE                                                  $.001 PAR VALUE
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND



THIS CERTIFIES that



is the owner of



FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.001 PAR VALUE PER SHARE OF PROMETRIC, INC. (the "Corporation") transferable on the books of the Corporation by the owner hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

         This Certificate and the shares represented hereby, are issued and shall be held subject to all the provisions of the articles of incorporation of the Corporation, and any amendments thereto.

         Each share of the common stock shall have equal rights, privileges and preferences and shall be entitled to one vote per share. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


----------------------                              ----------------------------
Secretary                                           President


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

COUNTERSIGNED AND REGISTERED:

                            First Union National Bank

                                 TRANSFER AGENT
                                  AND REGISTRAR

BY

AUTHORIZED OFFICER



         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - Under the ________ Uniform Gifts to Minors Act___________________as
                               (State)                            (Name of Custodian)
custodian for____________________.
               (Name of Minor)

         Additional abbreviations may also be used though not in the above list.


For value received,__________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
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

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE.

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__________________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,____________________



                       -----------------------------------


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


A FULL STATEMENT OR SUMMARY OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET THE RELATIVE RIGHTS AND PREFERENCES OF ANY SERIES OF CAPITAL STOCK, WILL BE FURNISHED TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON REQUEST TO THE SECRETARY OF THE CORPORATION AT THE CORPORATION AT THE CORPORATION'S PRINCIPAL OFFICE.



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